SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest

event reported): January 15, 2004

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) The following Exhibits are being furnished pursuant to Item 12:

99.1	Press Release

99.2	Unaudited Financial Statement attached to Press Release.

Item 12. Disclosure of Results of Operations and Financial Condition.

On January 15, 2004, Registrant issued a Press Release announcing the results of operations for the quarter ending December 31, 2003 and the year end December 31, 2003. The text of the Press Release and the Unaudited Financial Statement which accompanied the Press Release are set forth in Exhibits 99.1 and 99.2 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President and Chief Executive Officer

Date: January 16, 2004

EXHIBIT INDEX

Exhibit 99.1 Press Release filed herewith

Exhibit 99.2 Unaudited Financial Statements filed herewith